VEHICLE LEASE SERVICE AGREEMENT

PENSKE TRUCK LEASING CO., L.P., a Delaware limited partnership, ("PENSKE TRUCK LEASING"), with an address at Route 10, Green Hills, P.O. Box 563, Reading, PA 19603-0563, agrees to lease to Arizona Furniture Company (indicated which) (X) a corporation under the laws of the State of AZ a partnership; an individual ( "CUSTOMER"), with an address at

30600 N. Pima Road #47                 Scoftsdale,AZ,85262
  (Street Address)                       (City and State)

which agrees to lease from PENSKE TRUCK LEASING, the vehicle(s) described in the Schedule(s) "A" (the "Vehicles") annexed to this Vehicle Lease Service
Agreement ("VLSA"), now or hereafter. The term of the VLSA for each Vehicle leased shall begin on the date that the Vehicle is placed in CUSTOMER's service, or forty-eight (48) hours after notice has been given by PENSKE TRUCK LEASING to CUSTOMER that the Vehicle is available for delivery, whichever occurs first, and shall continue for the term specified in the Schedule "A", unless terminated earlier as provided in this VLSA. Since more than one (1) Vehicle may be leased under this VLSA, it is agreed that this VLSA is an "installment lease contract" as defined in Article 2A of the Uniform Commercial Code ("UCC").

     Upon expiration or termination of the Vehicle's lease, CUSTOMER shall (with the exception of a Vehicle purchased, pursuant to Article 16 hereof, prior to the expiration of its lease term) return the Vehicle to the
PENSKE TRUCK LEASING service location shown on the Schedule "A" in the same condition and appearance as when received, ordinary wear and tear excepted. Any holding over after the expiration of the Vehicle's lease term shall be on a week-to-week basis and subject to all the terms of this VLSA, except that either party may terminate at any time during the period of holding over upon one (1) week's prior written notice to the other, provided all the other termination requirements set forth in Article 16 are satisfied.

     1. MAINTENANCE AND REPAIR. PENSKE TRUCK LEASING agrees, at its own cost and expense, to provide with respect to the Vehicles leased: (a) all preventive maintenance, replacement parts, and repairs to keep the Vehicles in good repair and operating condition; (b) oil and lubricants necessary for the efficient operation of the Vehicles; (c) all necessary tires and tubes; (d) road service due to mechanical and tire failures; (e) periodic exterior washing; (f) initial painting and lettering of each Vehicle according to CUSTOMER's specifications at the time the Vehicle is placed into service, at a cost not exceeding the pervehicle allowance specified in Schedule "A". In the event a Vehicle shall be disabled for any reason, CUSTOMER and/or its driver shall immediately notify PENSKE TRUCK LEASING. CUSTOMER agrees that A will not cause or permit any person other than PENSKE TRUCK LEASING or persons authorized by PENSKE TRUCK LEASING to make any repairs to a Vehicle, and shall abide by its directions concerning emergency repairs. In the event a Vehicle is disabled due to mechanical or tire failure, PENSKE TRUCK LEASING shall, within a reasonable period of time after receipt of notification, properly repair, or cause the repair of, the Vehicle. PENSKE TRUCK LEASING shall have no responsibility for any repair or service to a Vehicle away from its facilities unless authorized by PENSKE TRUCK LEASING and documented by a properly receipted and itemized bill for such repairs or services, listing the PENSKE TRUCK LEASING vehicle number.

     CUSTOMER will cause its drivers to report any trouble concerning the Vehicle not later than the date of occurrence on forms provided by PENSKE TRUCK LEASING and to check oil and coolant levels in each Vehicle on a daily basis to prevent damage and to return each Vehicle to PENSKE TRUCK LEASING at the location set forth on Schedule "A", or as otherwise directed by PENSKE TRUCK LEASING, for inspection, preventive maintenance, and repair for a minimum of eight (8) consecutive hours every fourteen
(14) days during PENSKE TRUCK LEASING's normal business hours at scheduled times as are mutually agreed upon.

     2. SUBSTITUTE VEHICLES. If a Vehicle is temporarily disabled due to mechanical failure, PENSKE TRUCK LEASING agrees to furnish a substitute vehicle ("Substitute"), at no extra charge to CUSTOMER, in the equivalent carrying capacity and design as the inoperable Vehicle, except that no special painting, lettering, or any alteration need be made to the Substitute. The Substitute shall be furnished to CUSTOMER whenever possible at the place at which the original Vehicle was disabled and shall be returned by CUSTOMER to the facility from which it was provided. PENSKE TRUCK LEASING shall have no obligation to provide a Substitute, and the
Fixed Lease Charge for the inoperable Vehicle shall not abate, if the inoperable Vehicle is out of service because of damage resulting from collision or upset, or is out of service for ordinary maintenance or service, or for service or repairs to equipment for which it has no responsibility, or if the Vehicle is inoperable as a result of CUSTOMER's violation of any of the terms of this VLSA, or if the Vehicle contains a truck body not owned or leased by PENSKE TRUCK LEASING or a specialized body, or if the Vehicle is a specialized Vehicle. Failure of PENSKE TRUCK LEASING to furnish a Substitute within a reasonable time, where it is obligated hereunder to do so, shall cause the Fixed Lease Charge applicable to the inoperable Vehicle to abate until its return to CUSTOMER's service or until a Substitute is tendered to CUSTOMER. If a Vehicle is out of service because of collision or upset damage, PENSKE TRUCK LEASING shall, at CUSTOMER's request, rent CUSTOMER a Substitute, if available from its rental fleet, at a rental rate equal to the lease rate of the inoperable Vehicle. Whether or not CUSTOMER rents a Vehicle from PENSKE TRUCK LEASING while the Vehicle is out of service because of collision or upset damage, the charges applicable to the out of service Vehicle will not abate. All Substitutes shall be subject to the terms of this VLSA.

     3. ADDITIONAL VEHICLES. At CUSTOMER's request, PENSKE TRUCK LEASING shall supply additional vehicles, other than as substitutes for inoperable Vehicles as specified in Article 2, for temporary use upon the terms set forth in this VLSA, to the extent it has available sufficient vehicles of the size and type requested at the facility which services CUSTOMER. PENSKE TRUCK LEASING shall not be required to letter, paint, or alter such additional vehicles. The rate to be paid by CUSTOMER for the use of any additional vehicle shall be PENSKE TRUCK LEASING's then prevailing daily rental rate for such vehicles in effect at its location from which the additional vehicle is obtained, less fifteen percent (115%).

     4. FUEL. The party designated on Schedule "A" shall provide all fuel required for the operation of the Vehicle(s), including refrigeration units whether owned by PENSKE TRUCK LEASING or otherwise. In the event PENSKE TRUCK LEASING is designated, then CUSTOMER shall procure all fuel from PENSKE TRUCK LEASING facilities or from facilities participating in the PENSKE TRUCK LEASING Fuel Stop Program. In emergencies, CUSTOMER may procure fuel from other sources at its own expense. CUSTOMER, upon receiving an invoice from PENSKE TRUCK LEASING, will reimburse PENSKE TRUCK LEASING at PENSKE TRUCK LEASING's actual cost for the fuel provided, such cost to be developed and determined by PENSKE TRUCK LEASING in accordance with standard cost accounting procedures applicable to it, plus any applicable taxes and fees as provided in this VLSA.

     If PENSKE TRUCK LEASING is designated on Schedule "A" to provide fuel, PENSKE TRUCK LEASING shall, where permitted by law and upon CUSTOMER's request, apply for fuel tax permits and rebill their cost to CUSTOMER, and prepare and file fuel tax returns, provided CUSTOMER submits weekly to PENSKE TRUCK LEASING all driver trip records, original fuel receipts or invoices, and any other information necessary for the preparation of such fuel tax returns. CUSTOMER shall reimburse PENSKE TRUCK LEASING for any additional charge, assessment, tax, penalty, or credit disallowed as a result of the untimely or improper submission of such information by CUSTOMER. If CUSTOMER files the fuel tax returns, CUSTOMER shall defend, indemnify and hold PENSKE TRUCK LEASING and its partners harmless against all claims, losses and expenses resulting from CUSTOMER's failure to timely and properly pay the fuel taxes.

     5. LICENSES, TAXES AND PERMITS. PENSKE TRUCK LEASING shall, at its own expense, register and title each Vehicle, and pay for any Vehicle inspection fees in the state of registration of such Vehicle for the licensed weight shown on the Schedule "A". PENSKE TRUCK LEASING shall also pay the Federal Highway Use Tax and all personal property tax applicable to such Vehicle in that domicile state. Any of the above amounts paid by PENSKE TRUCK LEASING in excess of the amount included in the Fixed Lease Charge shown on the Schedule "A" will be reimbursed by CUSTOMER to PENSKE TRUCK LEASING. If permitted by law, PENSKE TRUCK LEASING shall obtain, at CUSTOMER's expense, other vehicle licenses, registrations, or pro-rate or state

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Form 1352-980 5M (7/00) P50 U
reciprocity plates, as CUSTOMER may request. Any increase in these rates or fees or change in the method of assessment over that in effect on the preparation date of the Schedule "A" will be paid for by CUSTOMER.

     Other than as set forth above, CUSTOMER shall pay for all permits, plates, special licenses, fees, or taxes (including any penalties or interest) required by CUSTOMER's business or now or hereafter imposed upon the operation or use of the Vehicles, or on this VLSA or on the charges accruing under this VLSA, including, but not limited to, sales or use taxes, mileage or ton mileage taxes, highway and bridge tolls, and any new and/or additional taxes and fees. CUSTOMER shall also pay for all fuel taxes paid by PENSKE TRUCK LEASING in excess of the fuel taxes which would have been payable with respect to the fuel used by CUSTOMER had such fuel been purchased in the state of consumption.

     6.  LEASE  CHARGES.  CUSTOMER agrees  to  pay  PENSKE  TRUCK
LEASING  the  charges provided for under this VLSA  within  seven
(7) days of PENSKE TRUCK LEASING's rendering of an invoice, without deduction or offset. PENSKE TRUCK LEASING shall (except for fuel charges) invoice CUSTOMER on a monthly basis, including the billing of fixed charges in advance and mileage charges in arrears, and payment shall be made to the location designated by PENSKE TRUCK LEASING. Charges for fuel shall be billed weekly.
Unless CUSTOMER shall protest the correctness of any invoice within seven (7) days of its receipt, CUSTOMER agrees that such invoice shall be presumed to be correct. CUSTOMER shall provide PENSKE TRUCK LEASING with mileage readings for each Vehicle within twenty-four (24) hours after the end of each week or as otherwise agreed upon. Mileage shall be determined by means of a standard mileage recording device attached to the Vehicle. In the event such device falls to function or becomes detached, the mileage shall be determined on the basis of the fuel consumed and the average daily mileage for the preceding thirty (30) days or by another reasonable method. CUSTOMER agrees that each Vehicle will be operated according to the Estimated Annual Mileage per Vehicle as listed on the applicable Schedule W. Any mileage variation in excess of twenty percent (20%) above or below the Estimated Annual Mileage per Vehicle may necessitate a change to the Lease Term, the Fixed Lease Charge, the Mileage Charge, and the Depreciation Credit per Month. Should CUSTOMER fail to pay any charges when due, CUSTOMER shall pay interest on such delinquent amounts at one and one-half percent (I (11/2%) per month or the maximum permissible rate allowed in the jurisdiction in which CUSTOMER's principal place of business is located, whichever is lower, from the date on which payment was due until paid, together with all expenses of collection and reasonable attorneys' fees. This interest charge shall not be construed as an agreement to accept late payments.

     7. VEHICLE USE AND DRIVERS. CUSTOMER shall use the Vehicle only in the normal and ordinary course of its business and operations and in a careful, non-abusive manner, and not beyond its capacity, and CUSTOMER shall not make any alterations to the Vehicle without PENSKE TRUCK LEASING's prior written consent.

     Subject to the terms of this VLSA, from the time of delivery to CUSTOMER of any Vehicle covered by this VLSA, CUSTOMER shall have exclusive possession, control and use of the Vehicle until its return to PENSKE TRUCK LEASING. CUSTOMER agrees that all Vehicles shall be operated by safe, qualified, properly licensed drivers, who shall conclusively be presumed to be CUSTOMER's agent, servant or employee only, and subject to its exclusive direction and control. The Vehicles shall not be operated: (a) by a driver in possession of or under the influence of alcohol or any controlled drug, substance or narcotic; (b) in a reckless or abusive manner; (c) off an improved road; (d) on an underinflated tire; (e) improperly loaded or loaded beyond maximum weight shown on the Schedule "A"; or (f) in violation of any applicable laws, ordinances, or rules; and CUSTOMER shall protect, defend, indemnify and hold PENSKE TRUCK LEASING and its partners harmless from and against all fines, claims, forfeitures, judgments, seizures, confiscations and penalties arising out of any such occurrence. CUSTOMER will be responsible for all expenses for removing or towing any mired or snowbound Vehicle. CUSTOMER agrees not to use, cause or permit any Vehicle to be used for the transportation of hazardous materials as defined by regulations promulgated by the United States Department of Transportation, unless otherwise agreed to in writing by PENSKE TRUCK LEASING, nor for any illegal purpose. CUSTOMER will cause each Vehicle to be stored in a safe location.

     Upon receipt of a written complaint from PENSKE TRUCK LEASING specifying any reckless, careless, or abusive handling by any driver of the Vehicle(s), CUSTOMER shall prohibit the driver so identified from operating the Vehicle(s). In the event that CUSTOMER shall fail to do so or shall be prevented from so doing by any agreement with anyone on the drivers behalf, CUSTOMER shall reimburse PENSKE TRUCK LEASING in full for any loss and expense incurred by PENSKE TRUCK LEASING as a result of operation or use of the Vehicle(s) by such driver; and CUSTOMER shall protect, defend, indemnify and hold PENSKE TRUCK LEASING and its partners harmless from and against any costs, expenses or damages arising out of the operation of any Vehicle(s) by such driver, not withstanding that PENSKE TRUCK LEASING may be designated in this VLSA as responsible for extending liability coverage or assuming the risk of loss of, or damage to, the
Vehicle(s). CUSTOMER authorizes PENSKE TRUCK LEASING to investigate the driving record of each driver and test such driver with respect to his ability to operate the Vehicle to which he will be assigned, without prejudice to any right or remedy of PENSKE TRUCK LEASING under this VLSA.

     8. PHYSICAL DAMAGE TO VEHICLES. CUSTOMER assumes the risk of loss of, or damage to, the Vehicle(s) covered by this VLSA from any and every cause whatsoever, notwithstanding Section 2A-219(l) of the UCC, including, but not limited to, casualty, collision, upset, fire, theft, malicious mischief, vandalism, graffiti, glass breakage, and mysterious disappearance, except as otherwise provided in this VLSA. Unless permission to self-insure these obligations is given in writing by PENSKE TRUCK LEASING, CUSTOMER shall, at its sole cost, procure and maintain an automobile collision and comprehensive insurance policy protecting PENSKE TRUCK LEASING and its partners against any and all loss or damage to the Vehicles covered by this VLSA, in form and amount satisfactory to PENSKE TRUCK LEASING, which policy shall provide that losses, if any, shall be payable to PENSKE TRUCK LEASING and/or its assignee as loss payee. CUSTOMER shall deliver to PENSKE TRUCK LEASING a certificate of insurance showing such coverage, prior to delivery to CUSTOMER of any
Vehicle covered by this VLSA. Each insurer shall agree, by endorsement upon the policy issued by it, or by an independent document provided to PENSKE TRUCK LEASING, that it shall give PENSKE TRUCK LEASING thirty (30) days' prior written notice of the effective date of any alteration or cancellation of such policy, and that such notice shall be sent by registered or certified mail postage prepaid, return receipt requested, to PENSKE TRUCK LEASING CO., L.P., Rt. 10 Green Hills, P.O. Box 563, Reading, PA 19603-0563, Attention: Risk Management Department.

     CUSTOMER shall pay to PENSKE TRUCK LEASING the cost of repairing and restoring the Vehicle to good working order, and if, in PENSKE TRUCK LEASING's judgment, the Vehicle has been lost, stolen, destroyed or damaged beyond repair, CUSTOMER shall reimburse PENSKE TRUCK LEASING upon demand for all accrued lease charges to the date of the occurrence, together with the depreciated Schedule "A" value of such Vehicle immediately preceding the occurrence, and, upon such payment, the lease of the Vehicle shall terminate and the Vehicle shall become the property of CUSTOMER, as-is, where-is.

     9. LIABILITY COVERAGE. CUSTOMER shall, at its sole cost, provide liability coverage for CUSTOMER and PENSKE TRUCK LEASING and its partners and their respective agents, servants and employees, in accordance with the standard provisions of a basic automobile liability insurance policy as required in the jurisdiction in which the Vehicle is operated, against liability for bodily injury, including death, and property damage arising out of the ownership, maintenance, use and operation of the Vehicle(s) with limits of at least a combined single limit of One Million Dollars ($1,000,000.00) per occurrence. Such coverage shall be primary and not excess or contributory and shall be in conformity with the motor vehicle minimum financial responsibility laws as respects "Uninsured Motorist", "No-Fault", or other optional coverages. Any liability insurance obtained by PENSKE TRUCK LEASING shall be excess insurance over all insurance obtained by CUSTOMER. Such coverage shall be endorsed to include PENSKE TRUCK LEASING as an additional insured and shall be in a form acceptable to PENSKE TRUCK LEASING. CUSTOMER shall deliver a certificate of insurance showing such coverage, prior to delivery to CUSTOMER of any Vehicle covered by this VLSA. Each insurer shall agree, by endorsement upon the policy issued by it, or by an independent document provided to PENSKE TRUCK LEASING, that it shall give PENSKE TRUCK LEASING thirty (30) days' prior written notice of the effective date of any alteration or cancellation of such policy and that such notice shall be sent in the manner contemplated by Article 8.

     CUSTOMER shall notify PENSKE TRUCK LEASING as well as CUSTOMER's insurance company, of any loss of, or damage to, or accident involving any Vehicle, immediately by telephone, and in writing as soon as practicable thereafter, and shall cooperate fully in the investigation, prosecution and/or defense of any claim or suit and shall do nothing to impair or invalidate any applicable liability, physical damage or cargo coverage.

     10. INDEMNIFICATION. CUSTOMER shall protect, defend, indemnify and hold harmless PENSKE TRUCK LEASING and its partners and its agents, servants and employees from any and all claims, suits, costs, losses, damages, expenses and liabilities arising from: (a) CUSTOMER's failure to comply

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Form 1352-980 5M (7/00) P50 U
with its obligations to governmental bodies having jurisdiction over CUSTOMER and the Vehicles or its failure to comply with the terms of this VLSA, or the ownership, use, selection, possession, maintenance, and/or operation of the Vehicle; (b) any liability imposed upon or assumed by CUSTOMER under any Workers Compensation Act, plan or contract and any and all injuries (including death) or property damage sustained by CUSTOMER or any driver, agent, servant or employee of CUSTOMER; or (c) CUSTOMER's failure to properly operate or maintain a trailer or other equipment not leased by PENSKE TRUCK LEASING under this VLSA, or to properly connect any trailer or other equipment. Where the Vehicle is operated with a trailer or other equipment not leased by PENSKE TRUCK LEASING under this VLSA, then CUSTOMER warrants that such trailer or other equipment shall be in good operating condition compatible in all respects with the Vehicle with which it is to be used and in compliance with all laws and regulations covering the trailer or other equipment.

     11. DELIVERY AND ACCEPTANCE OF VEHICLES. CUSTOMER has selected the Vehicle(s), including the accessories, features and design requirements set forth in Schedule(s) "S" and has requested that PENSKE TRUCK LEASING arrange for the purchase of the Vehicle(s) for lease to CUSTOMER under this VLSA. The Vehicle(s) shall be delivered to CUSTOMER at the PENSKE TRUCK LEASING location set forth in Schedule "A".

     CUSTOMER shall inspect each Vehicle covered by this VLSA within thirty (30) days after its delivery to CUSTOMER. Unless within this period CUSTOMER gives written notice to PENSKE TRUCK LEASING specifying any defects in the Vehicle or non-conformity with the specifications set forth in Schedule "S", CUSTOMER agrees that it shall be conclusively presumed between the parties that the Vehicle has been inspected, is in full compliance with the terms of this VLSA, and that CUSTOMER has accepted the Vehicle. If the Vehicle has been in CUSTOMER's service prior to the effective date of this VLSA with respect to that Vehicle, no Schedule "S" shall be attached and CUSTOMER shall have no right of inspection with respect to the Vehicle, and CUSTOMER agrees that it shall be conclusively presumed that CUSTOMER has accepted the Vehicle.

     If subsequent to the date of preparation of the Schedule "A", any law, rule, or regulation shall require the installation of any additional equipment or accessories, including, but not limited to, anti-pollution and/or safety devices, or in the event that any modification of the Vehicle shall be required by virtue of such law, rule or regulation, PENSKE TRUCK LEASING and CUSTOMER agree to cooperate in arranging for the installation of such equipment or the performance of such modifications and CUSTOMER agrees to promptly pay the full cost thereof, including any additional maintenance expenses, upon receipt of an invoice for same.

     12. INTERIM VEHICLES. Upon CUSTOMER's request, PENSKE TRUCK LEASING will furnish during the period prior to the time the Vehicle is placed into CUSTOMER's service a substitute vehicle (hereinafter, "Interim") if available, as nearly as practical the same size and type as the leased Vehicle, except that no painting, lettering or alterations need be made by PENSKE TRUCK LEASING to the Interim. The Interim shall be subject to all of the terms of this VLSA, including the payment of all charges therefor, but the miles operated by the Interim will not be included in the determination of whether the leased Vehicle satisfied a mileage guaranty applicable to it. Upon PENSKE TRUCK LEASING's advising CUSTOMER of the readiness of the leased Vehicle, CUSTOMER shall immediately return the Interim to PENSKE TRUCK LEASING and accept delivery of the leased Vehicle.

     13. FORCE MAJEURE. PENSKE TRUCK LEASING and its partners shall incur no liability to CUSTOMER for failure to perform any obligation under this VLSA caused or contributed to by events beyond PENSKE TRUCK LEASING's reasonable control, such as, but not limited to, war, fire, governmental regulations, labor disputes, manufacturer, supplier or transportation shortages or delays, or fuel allocation programs.

     14. VEHICLE TITLE. Title to the Vehicles and all equipment delivered to CUSTOMER under this VLSA shall remain in PENSKE TRUCK LEASING or its designee. CUSTOMER shall, at all times, at its sole cost, keep the Vehicles and related equipment free and clear from all liens, encumbrances, levies, attachments or other judicial process from every cause whatsoever, (other than a claimant through an act of PENSKE TRUCK LEASING), and shall give PENSKE TRUCK LEASING immediate written notice thereof and shall indemnify and hold PENSKE TRUCK LEASING harmless from any loss or damage, including attorneys' fees, caused thereby.

     15. DEFAULT AND REMEDIES. (A) If (i) CUSTOMER shall fail or refuse to pay any charges under this VLSA when due, or (ii)
CUSTOMER shall fail or refuse to perform any other term of this VLSA for five (5) days after written notice thereof is sent to CUSTOMER by PENSKE TRUCK LEASING, or (iii) CUSTOMER or any guarantor of CUSTOMER's obligations shall become insolvent or make a bulk transfer of its assets or make an assignment for the benefit of creditors, or (iv) CUSTOMER or any guarantor of CUSTOMER's obligations shall file or suffer the filing against it of a petition under the Bankruptcy Code or under any other insolvency law or law providing for the relief of debtors, or
(v) if any representation or warranty made by CUSTOMER herein or in any document furnished by CUSTOMER or guarantor of CUSTOMER's obligations shall prove to be incorrect in any material respect (hereinafter the "Events of Default"), then in any of such Events of Default PENSKE TRUCK LEASING shall be entitled to pursue the remedies specified in the following paragraph.

     Upon the happening of one of the preceding Events of Default, PENSKE TRUCK LEASING may, with or without terminating this VLSA, with or without demand or notice to CUSTOMER, and with or without any court order or process of law, take immediate possession of, and remove, any and all Vehicles covered by this VLSA wherever located, and/or retain and refuse to deliver and/or re-deliver to CUSTOMER, the Vehicle(s), without PENSKE TRUCK LEASING being liable to CUSTOMER for damages caused by such taking of possession. Whether or not it shall have exercised its right to take possession of the Vehicles upon the happening of any of the Events of Default, PENSKE TRUCK LEASING may, with or without terminating this VLSA as to one (1) or more Vehicles, require CUSTOMER upon five (5) days' written notice to CUSTOMER, to, at PENSKE TRUCK LEASING's option, either purchase the Vehicle(s) or make the alternative payment in accordance with Article 16, and in addition, pay to PENSKE TRUCK LEASING the total of the lease charges and any guaranteed mileage charges for all such Vehicles up to the date upon which CUSTOMER could have terminated this VLSA by exercise of its rights under Article 16, together with the sum of all charges due and unpaid to the date of PENSKE TRUCK LEASING's notice to CUSTOMER under this paragraph.

     In the event that CUSTOMER shall fail to purchase the Vehicle (or, at PENSKE TRUCK LEASING's option, make the alternative payment), and pay all other sums provided in the preceding paragraph, PENSKE TRUCK LEASING may sell the Vehicle(s) at one (1) or more public or private sales, with or without notice to CUSTOMER, and with or without having the Vehicle(s) at the sale. The proceeds of the sale, less PENSKE TRUCK LEASING's expenses of retaking, storage, repair, and resale, shall be applied to payment of any obligations due to PENSKE TRUCK LEASING by CUSTOMER under this VLSA or otherwise. CUSTOMER shall remain liable for the balance due PENSKE TRUCK LEASING under the preceding paragraph and for any deficiency in the balance of any sums due PENSKE TRUCK LEASING under any other lease or indebtedness. If PENSKE TRUCK LEASING is unable to sell the Vehicle upon terms and within a period of time satisfactory to it, or it shall elect not to sell the Vehicle, then PENSKE TRUCK LEASING may retain the Vehicle, crediting CUSTOMER with the then Net Fair Market Value of the Vehicle (defined as the highest appraisal of Fair Market Value (wholesale) received by PENSKE TRUCK LEASING from two (2) or more independent vehicle dealers, less all expenses and costs incurred by it). The Net Fair Market Value of the Vehicle shall be applied to CUSTOMER's obligations to PENSKE TRUCK LEASING and CUSTOMER shall remain liable for any sums due to PENSKE TRUCK LEASING under this VLSA or otherwise. All amounts to be retained by PENSKE TRUCK LEASING and any balance to be paid by CUSTOMER under this VLSA shall not be construed as a penalty, but as liquidated damages for the breach of this VLSA, and as PENSKE TRUCK LEASING's reasonable return for the use of the Vehicles and for their depreciation.

     In   addition,   PENSKE  TRUCK  LEASING   may   proceed   by
appropriate court action to enforce the terms of this VLSA or to recover damages for the breach of any of its terms.

     In  the  event PENSKE TRUCK LEASING takes possession  of  or retains any Vehicle and there is, at the time of taking or retention, in, upon or attached to the Vehicle any property or things of value belonging to CUSTOMER or in CUSTOMER's custody or control, PENSKE TRUCK LEASING is authorized to take possession of such items and either hold the items for CUSTOMER or place them in storage for CUSTOMER, at CUSTOMER's sole cost and risk of loss or damage.

     (B) In the event PENSKE TRUCK LEASING shall fail or refuse to perform or observe any material term of this VLSA for thirty
(30) days after written notice is sent to PENSKE TRUCK LEASING by CUSTOMER, CUSTOMER shall be entitled, as its sole remedy, to either (i) terminate this VLSA as to the Vehicle(s) which is
(are) the subject of the default ("Defaulting Vehicle(s)") and purchase such Defaulting Vehicle(s) for cash in accordance with
Article 16 and make the other payments required to be made thereunder, or (ii) in good faith and without unreasonable delay obtain a vehicle (substantially similar in the equivalent carrying capacity and design to the Defaulting Vehicle(s)) in substitution for the Defaulting Vehicle(s) and, subject to
Article 20, recover damages from

3 of 4

Form 1352-980 5M (7/00) P50 U
PENSKE TRUCK LEASING as to such Defaulting Vehicle(s).

     16. TERMINATION PRIVILEGES. Either party may upon sixty
(60) days, prior written notice to the other, terminate this VLSA as to one (1) or more of the Vehicles on the annual anniversary of their respective in service dates.

     Upon termination by either party, CUSTOMER shall, at PENSKE TRUCK LEASING's option, purchase the Vehicle as to which the notice has been given other than substitute, interim, or additional vehicle(s). Alternatively, in lieu of purchasing the Vehicle, CUSTOMER may elect to pay PENSKE TRUCK LEASING the difference, if any, between the purchase price as calculated in this Article and the Fair Market Value (defined as the highest appraisal of market value (wholesale) received by PENSKE TRUCK LEASING from two (2) or more independent vehicle dealers) of each such vehicle as of the date of termination (the
 .,alternative payment").

     The purchase price of the Vehicle shall be the original agreed value of the Vehicle set forth in Schedule "A" less the monthly depreciation credit of the Vehicle set forth in Schedule "A" multiplied by the number of months elapsed from the in service date of the Vehicle to the termination date, provided, however, that the purchase price to be paid by the CUSTOMER for the Vehicle shall not be less than fifteen percent (15%) of its Original Agreed Value set forth in Schedule "A".

     CUSTOMER shall simultaneously pay all outstanding lease charges through and including the date of purchase of the Vehicle (or date the alternative payment is made by CUSTOMER), together with applicable sales or use taxes and that portion of all license and registration fees, applicable personal property taxes, and prepaid expenses paid by PENSKE TRUCK LEASING with respect to the Vehicle, pro-rated to the date of termination. Upon receipt thereof, PENSKE TRUCK LEASING shall cause the conveyance to CUSTOMER of title to the Vehicle to be purchased, as-is, where-is. CUSTOMER shall have no right to exercise any option to terminate, or to effect the termination of, this VLSA under this Article while CUSTOMER shall be in default under this VLSA. No cancellation or other termination of this VLSA by either party shall in any way release CUSTOMER of liability for the payment of any sum(s) due or to become due PENSKE TRUCK LEASING under this VLSA or any damages which it shall have sustained by reason of CUSTOMER's breach thereof.

     17. ADJUSTED COST. The parties hereto recognize that the lease rates provided for in this VLSA are based upon PENSKE TRUCK LEASING's current costs and that such costs may fluctuate. Accordingly, PENSKE TRUCK LEASING and CUSTOMER agree that for each rise or fall of at least one percent (1 %) in the Consumer Price Index for All Urban Consumers for the United States ("CPI"), published by the United States Department of Labor, Bureau of Labor Statistics, or any successor index designated by PENSKE TRUCK LEASING, above or below the CPI figure applicable for each leased Vehicle as of the "Effective Date" indicated on the Schedule "A", the fixed lease charges, the basic mileage charges (excluding fuel), and the refrigeration charges, if applicable, shall be adjusted upward or downward based upon such percentage increase or decrease in the CPI. Seventy-five percent (75%) of the fixed lease charge, one hundred percent (100%) of the basic mileage charge (excluding fuel), and one hundred percent (100%) of the refrigeration charge, if applicable, shall be subject to adjustment. If a mileage guaranty is applicable, one hundred percent (100%) of the Undermileage Charge (per mile), the Excess Mileage Charge (excluding fuel), and the Mileage Charge (per mile) shall be subject to adjustment.

     All increases under this Article shall be cumulative and shall be calculated only on the charges initially shown on the Vehicle's Schedule "A". Adjustments shall be implemented semi-annually on January 1 and July 1. Upon adjustment, the fixed lease charge shall be rounded off to the nearest whole cent and all adjustments in the mileage and undermileage charges shall be rounded off to the nearest tenth of a mil.

     18. NON-LIABILITY FOR CONTENTS. PENSKE TRUCK LEASING shall not be liable for loss of, or damage to, any cargo or other property left, stored, loaded or transported in, upon, or by any vehicle furnished to CUSTOMER pursuant to this VLSA at any time or place, and CUSTOMER agrees to protect, indemnify, defend and hold PENSKE TRUCK LEASING and its partners harmless from and against any claims for such loss or damage.

     19. ASSIGNMENT AND SUBLETTING. WITHOUT THE PRIOR WRITTEN CONSENT OF PENSKE TRUCK LEASING, WHICH CONSENT WILL NOT BE
UNREASONABLY   WITHHELD,  CUSTOMER  SHALL  NOT   VOLUNTARILY   OR
INVOLUNTARILY  ASSIGN OR PLEDGE THIS VLSA  OR  THE  VEHICLES,  OR
SUBLET, RENT OR LICENSE THE USE OF THE VEHICLES, OR CAUSE OR PERMIT THE VEHICLES TO BE USED BY ANYONE OTHER THAN CUSTOMER OR ITS AGENTS, SERVANTS OR EMPLOYEES.

     This VLSA and any Vehicles, rent, or other sums due or to become due hereunder may be assigned or otherwise transferred, either in whole or in part, by PENSKE TRUCK LEASING, without affecting any obligations of CUSTOMER and, in such event, the right of CUSTOMER shall be subject to any lien, security interest or assignment given by PENSKE TRUCK LEASING in connection with the ownership of the Vehicle(s), and the transferee or assignee shall have all of the rights, powers, privileges and remedies of PENSKE TRUCK LEASING.

     20. DISCLAIMER. PENSKE TRUCK LEASING MAKES NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY VEHICLE COVERED BY THIS VLSA. PENSKE TRUCK LEASING AND ITS PARTNERS SHALL NOT BE
LIABLE  FOR  LOSS  OF  CUSTOMER'S PROFITS OR  BUSINESS,  LOSS  OR
DAMAGE  TO  CARGO,  DRIVER'S TIME, OR ANY  INDIRECT,  SPECIAL  OR
CONSEQUENTIAL DAMAGES.

     21.  MISCELLANEOUS.  This  VLSA  and  the  schedules  and/or riders attached hereto shall constitute the entire agreement between the parties and, to be binding on PENSKE TRUCK LEASING, must be signed by an officer of PENSKE TRUCK LEASING. This document shall constitute an agreement of lease and nothing shall be construed as giving to CUSTOMER any right, title or interest in any of the Vehicles or related equipment, except as lessee only. Upon execution of this VLSA by PENSKE TRUCK LEASING and CUSTOMER, the VLSA shall be binding on the respective parties and their legal representatives, successors and assigns. Its terms shall not be amended or altered by failure of either party to insist on performance, or failure to exercise any right or privilege, or in any manner unless such amendment or alteration is in writing and signed on behalf of the parties hereto. This VLSA shall supersede any and all proposals or agreements, written or verbal, between the parties, relating to the subject matter of this VLSA and may not be modified, terminated or discharged, except in writing and signed by the party against whom the enforcement of the discharge, modification or termination is sought. Any notice given under this VLSA shall be in writing and sent by registered or certified mail to PENSKE TRUCK LEASING or to CUSTOMER, as the case may be, to the addresses set forth in this VLSA, or to such other addresses as are designated in writing by either party. This VLSA is to be interpreted, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania. In the event any of the terms and provisions of this VLSA are in violation of or prohibited by any law, statute, regulation or ordinance of the United States and/or state or city where the VLSA is applicable, such terms and provisions shall be deemed amended to conform to such law, statute, regulation or ordinance without invalidating any of the other terms and provisions of this VLSA. PENSKE TRUCK LEASING is an equal opportunity employer.

IN WITNESS WHEREOF, the parties shall cause this VLSA to be executed by their duly authorized representative this 22 day of Jan, 2001.

PENSKE TRUCK LEASING CO., L.P. Signature :

Title :

WITNESSED OR ATTESTED BY:

Form 1352-980 5M (7/00) P50 U



Signature :

Title:

CUSTOMER: Arizona Furniture Company

WITNESSED OR ATTESTED BY:

(Seal, if corporation)
4 OF 4


-PENSKE

Truck Leasing

                      RATE SHEET ECONOMICS

                    Arizona Furniture Company

                        February 09, 2001

             SADC T-4 PROGRAM FL70 - 26000 GVW 2002

                      NUMBER OF VEHICLES: 1

                    RATE PER MONTH: $ 827.58

                     RATE PER MILE: $ 0.0900

          PROJECTED ANNUAL MILEAGE: 40,000 per Vehicle

                      LEASE TERM- 72 Months

##  W  1150                               BS177-1150-4967

Deal  l Manager/4.0              SN/2.01901/30/01  Printed:
02/09/01 11:27

PENSKE

Truck Leasing

Vehicle Lease Service Agreement
Schedule "S"Vehicle Specifications
Customer' Arizona Furniture Company

Schedule 'A' No,                                Not Yet Assigned

Penske Truck Leasing Service Location - Street Address

TEMPE, AZ

City, State and Zip Code

MAKE  FREIGHTLINER

MODEL FL70 0- 26000 GVW

YEAR  2002

TY YPESADC T-4 PROGRAM

BBC

GVW

106 INCHES

26000 LEIS

REAR WHEEL SEALS - OIL IRON HUBS -FRONT IRON HUBS -REAR

ENGINE

- CAT - CFE 3126E 190 HP @ 2100 RPM - 520 LB/FT TORQUE

POWER TRAIN

REAR AXLE - 19,000 lb CAPACITY RS-19-144 REAR SUSPENSION - 21, 000 lb AIRLINER AIR SUSPENSION DELETE CLUTCH MAGNETIC FILL AND DRAIN PLUGS (AUTO) SYNTHETIC LUBE - REAR AXLE (AUTO) 5.57 REAR AXLE RATIO - 65 MPH TRANSMISSION - 5 SPEED AUTOMATIC 2000 SERIES

ENGINE EQUIPMENT

ELECTRONIC ENGINE - INTEGRAL SHUTDOWN PROTECTION SYSTEM STARTER
- 12 VOLT 41 MT ALTERNATOR 100 AMP (23 SI) BATTERIES - 2-12V, 1400 CCA LONG LIFE COOLANT# 7998 - PREMIX COOLANT HOSES - BLUE STRIPE RTSB COOLANT HOSE CLAMPING COLD WEATHER PACKAGE SINGLE HORIZONTAL EXHAUST - RIGHT HAND MOUNTED ENGINE BLOCK HEATER - 110-120 V - 1000 W ENGINE BLOCK HEATER RECEPTICAL MOUNTED UNDER LH DOOR ETHER COLD START AID (AUTOMATIC INJECTION)

FRAME I WHEEL BASE

FRAME - 5/16 X 3 X 10 1/8 INCH STEEL - 50,000 PSI 252 INCH
WHEELBASE FOR 24 FOOT BODY (186 INCH CA) FRAME HUCK BOLTED
BUMPER - 12" PAINTED 3 PIECE STEEL BUMPER - PAINT BLACK (NO001)

FRONT AXLE & SUSPENSION

FRONT AXLE - 8,000 Ib CAPACITY FC-965 FRONT SUSPENSION - 9,000
Ib CAPACITY FRONT AXLE - SHOCK ABSORBERS FACTORY CAMBER, CASTER,
TOE-IN SETTING DECAL

BRAKES

FULL AIR BRAKE SYSTEM ANTI-LOCK BRAKE SYSTEM AIR COMPRESSOR -
13.2 CFM AIR DRYER BENDIX AD-9 DV-2 AUTOMATIC DRAIN VALVE WITHOUT HEATER -WET TANK AUTOMATIC SLACK ADJUSTERS - FRONT AUTOMATIC SLACK ADJUSTERS - REAR FRONT BRAKE DUST SHIELDS REAR BRAKE DUST SHIELDS

TIRES &WHEELS

FRONT TIRES - GI 59A - 11 R22.5 X 14 FIR REAR
TIRES-G167A-11R22.5X14PR FRONT WHEELS - 22.5 X 8.25 STEEL DISC -
10 BOLT HUB PILOT REAR WHEELS -22.5 X 8.25 STEEL DISC - 10 BOLT
HUB PILOT FRONT WHEEL SEALS - OIL

FUEL TANKS
                              DUAL SUCTION AND RETURN FUEL LINES
                                    45 GALLON RIGHT HAND MOUNTED
              45 GALLON FUEL TANK - LEFT HAND FOR DUAL 45 GALLON
                                                           TANKS
                                        OMIT PRIMARY FUEL FILTER
                          45 GALLONS FUEL - INITIAL FACTORY FILL
         FUEL FILTER - 210E FUEL WATER SEPARATOR - HEATED - WITH
                                                     CHECK VALVE

CAB
                 CAB EXTERIOR COLOR - WHITE N0007HN - IMRON 5000
                                  MIRRORS - 102" EQUIPMENT WIDTH
                          MIRRORS - DUAL 16 INCH X 7 INCH HEATED
              MIRRORS - 8 INCH LEFT HAND AND RIGHT HAND CONVEX -
                                                         PAINTED
             MIRRORS - RIGHT AND LEFT HAND FENDER MOUNTED 8 INCH
                                                 CONVEX - BRIGHT
                                  MIRRORS - RIGHT HAND DOWN VIEW
                           GRAB HANDLES LEFT HAND AND RIGHT HAND
                           BUSINESS CLASS STANDARD GAUGE CLUSTER
                 ODOMETER/VOLTMETER DISPLAY; 1 X 7 CHARACTER, 26
                               WARNING LIGHTS, DATA LINKED, ICU3
                                           ELECTRONIC TACHOMETER
                       PRIMARY AND SECONDARY AIR PRESSURE GAUGES
                                                  CRUISE CONTROL
                       WINDSHIELD WIPERS - ELECTRIC INTERMITTENT
                              CIRCUIT BREAKERS - AUTOMATIC RESET
                                DOOR AND IGNITION KEYED THE SAME
                                             WINDSHIELD - TINTED
                                       TINTED GLASS - DOOR GLASS
                     RADIO - AM/FM WITH CASSETTE AND WEATHERBAND
                           ASHTRAY AND CIGAR LIGHTER COMBINATION
                          AIR CONDITIONING, HEATER AND DEFROSTER
               CUSTOM TRIM (GRAY) - EMBOSSED VINYL DOOR TRIM AND
            MOLDED GRAY VINYL COVERED HEADLINER AND BACK PANELS. FLOOR COVERING -CAB FLOOR MATS WITH SINGLE INSULATION
                                   1 CUP HOLDER - LEFT HAND DASH
                              STEERING WHEEL - 19 INCH TWO SPOKE
                DRIVER SEAT - 2000 MID-BACK W/AIR LUMBAR SUPPORT
                                        PASSENGER SEAT - TWO MAN
                                            SINGLE ELECTRIC HORN
            AIR HORN SINGLE 14 INCH ROUND ROOF MOUNTED (REQUIRES
                                                     AIR BRAKES)
                                                   BACK UP ALARM
                              TRANSMISSION OIL TEMPERATURE GAUGE
                                    ELECTRONIC SPEEDOMETER (MPH)

LIGHTING

ROAD LAMPS
CAB MARKER LIGHTS
SOLID STATE FLASHER
DASH MOUNTED ROCKER SWITCH WITH LIGHT
NO DAYTIME RUNNING LIGHTS

MISCELLANEOUS

## W1150  BS                             177-1150-4967
396-1150-4967 VSS/4.0 SN/2.019 01/31101
    Printed 02/09/01 10:50
    Page.1 of 2

PENSKE

Truck Leasing

Vehicle Lease Service Agreement
Schedule "S" Vehicle Specifications

Customer'. Arizona Furniture Company

Schedule 'A' No.: Not Yet Assigned

Penske Truck Leasing Service Location - Street Address

TEMPE, AZ

City, State and Zip Code

MAKEMORGAN

MODEL ALUMVAN 24 FT

YEAR2000

TYPEALUMVAN 24 FT

WEIGHT   3233 LBS + or - 3%

BODY EXTERIOR

OUTSIDE WIDTH - 102 INCHES
CORNERS (FRONT) - ALUMINUM RADIUS FRONT
TRANSLUCENT ROOF SHEET
SIDE AND FRONT PANELS - PREPAINTED WHITE.040 INCH
ALUMINUM, Z-POSTS ON 16 INCH CENTERS
GRAB HANDLE - ONE CURBSIDE AND ONE ROADSIDE REAR
RUBBER BLOCKS - ONE PAIR 4 INCH X 4 INCH X 12 INCH
D-SHAPED, MOUNTED OUTBOARD, METAL REINFORCED
STEP BUMPER - IN LIEU OF DOCK BUMPER, BUMPER BLOCKS
AND D. 0. T. - FULL-WIDTH DROP STEP
REAR FRAME- WELDED, GALVANNEALED, PRIMED AND PAINTED.
INCLUDES STOP, TAIL, TURN SIGNALS RECESSED INTO CORNER
POSTS.
UNDERSTRUCTURE - 4 INCH I-BEAM LONGITUDINALS, 3 INCH
I-BEAM CROSSMEMBERS ON 12 INCH CENTERS WITH 10 GAUGE
STEEL PAN OVER WHEEL AREA. MYLAR TAPE BETWEEN
CROSSMEMBERS AND BOTTOM RAIL.
LIGHTS - PER FMVSS-108, HD FLEET SERVICE BULBS
REFLECTORS - PER FMVSS-108 REGULATIONS
WIRING - UNDERBODY WIRING IN LOOM
MOUNTING - TAPERED WOOD SLATS AND U BOLTS

BODY INTERIOR

79 INCH THROUGH 97 INCH HIGH BODIES
97 INCHES HIGH (CANNOT BE USED WITH CHASSIS UNDER 15000
GVW)
ROOF BOWS - ROLL FORMED ON 24 INCH CENTERS (ANTI-SNAG)
DOMELIGHT - ONE RECESSED WITH SWITCH AND TELLTALE
LIGHT IN CAB
DOME LIGHT- ADDITIONAL ON SAME CIRCUIT (2)
SLAT LINING - 6 ROWS 314 INCH X 3 INCH APITONG SLATS W1314
INCH X 10 112 INCH APITONG KICKBOARD RAISED I INCH OFF
FLOOR, FASTENED TO STEEL Z- POST
E TRACK- RECESSED -ONE ROW BOTH SIDES OF BODY
FLOOR - 1 1/8 INCH LAMINATED HARDWOOD WITH (2) 5/16 INCH
SCREWS PER BOARD PER CROSSMEMBER
INSIDE WIDTH - 98 1/8 INCHES

DOORS

REAR DOOR - TWO PANEL FULL OPENING, 1/2 INCH PLYMETAL, THREE
HINGES PER SIDE ILO WHITING OVERHEAD DOOR AND RECESSED STOP,
TAIL, TURN SIGNAL LIGHTS

MISCELLANEOUS

WALK RAMP - 14 FT FOR 34 INCH FRAME WIDTH UNDERCOATING - FULL UNDERBODY MUDFLAPS - PLAIN BLACK, ANTI-SAIL FLOOR HEIGHT -DEPENDING ON TIRE SIZE, CHASSIS, AND APPLICATION DELETE ALL BODY COMPANY, DOOR, FLOOR AND LIFTGATE LOGOS, EXCEPT WHERE LEGALLY REQUIRED

COLORS & CODES:

FRAME [BLACK, NONE] CAB [NONE, NONE]

## W1150 BS                              177-1150-4967
391-1150-4967 VSS/4.0 SN/2 019 01/23/01  Printed: 02/09/01 10:50

Page: 1 of 1
PENSKE

Truck Leasing

Penske Truck Leasing Service Location - Street Address

MAKE  FIREIGHTLINER.
MODEL FL70 - 26000 GVW
YEAR  2002
TYPE  SADC T-4 PROGRAM

COLORS & CODES:
                                              CAB [WHITE, N00071
                                            WHEELS [WHITE, NONE]
                                             FRAME [BLACK, NONE]

Vehicle Lease Service Agreement
Schedule "S" Vehicle Specifications

Customer: Arizona Furniture Company
BBC
GVW

Schedule 'A' No.: Not Yet Assigned

City, State and Zip Code

106 INCHES
26000 LBS

## W1150 BS                              177-1150-4967
396-1150-4967 VSS/4.0 SN/2.019 01/31/01  Printed: 02/09/01 10:50

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